April 21, 2025

Global X Bitcoin Covered Call ETF

Cboe BZX: BCCC

2025 Summary Prospectus

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund (including the Fund’s Statement of Additional Information and most recent reports to shareholders) online at http://www.globalxetfs.com/funds/BCCC. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated April 16, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X Bitcoin Covered Call ETF

Ticker: BCCC Exchange: Cboe BZX

INVESTMENT OBJECTIVE

The Global X Bitcoin Covered Call ETF ("Fund") seeks to provide current income while also providing exposure to the price return of one or more U.S. listed exchange-traded funds that provide exposure to bitcoin.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.75%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$77	$240

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. This is a new fund and does not yet have a portfolio turnover rate to disclose.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to provide current income while also providing exposure to the price return of one or more U.S.-listed exchange-traded funds that seek exposure to bitcoin (each a “Bitcoin ETP” and collectively, the “Bitcoin ETPs”), subject to a cap on potential investment gains. The Fund seeks to achieve its investment objective by utilizing a synthetic covered call strategy that is designed to provide current income and exposure to the share price returns of one or more Bitcoin ETPs. The Fund seeks to provide exposure through options contracts that reference one or more Bitcoin ETPs that invest principally in bitcoin futures contracts (each, a “Bitcoin Futures ETF”) or invests directly in bitcoin (each, a “Spot Bitcoin ETF”). The Fund may also gain exposure through investment in options on indexes that are designed to track the performance of a basket of Spot Bitcoin ETFs listed on U.S. exchanges, such as the Cboe Bitcoin U.S. ETF Index (“Bitcoin ETF Index”). The Fund expects to achieve its investment objective by purchasing and selling a combination of call and put option contracts that utilize a Bitcoin ETP as the reference asset. The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in assets providing direct or indirect exposure to bitcoin (“Bitcoin”). Bitcoin includes options on Bitcoin ETF Indexes, options on Bitcoin ETPs, Bitcoin ETPs, and U.S. exchange-traded bitcoin futures contracts. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The notional value of a derivative contract represents the total dollar value of exposure the derivative has to the underlying asset. The Fund’s sale of call options on the Bitcoin ETP to generate income is expected to limit the degree to which the Fund will participate in any gains experienced by the Bitcoin ETP.

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The Fund does not invest directly in bitcoin. The Fund does not invest in, or seek direct exposure to, the current “spot” or cash price of bitcoin. Investors seeking direct exposure to the price of bitcoin should consider an investment other than the Fund.

A traditional covered call strategy is generally considered to be an investment strategy in which an investor (such as the Fund) "writes" (or sells) a call option on a security it owns to generate income. In a synthetic covered call strategy, rather than selling a call option on a security the fund already owns, it writes a put option and purchases a call option on the underlying security to “synthetically” replicate 100% of the price movements of that security. The Fund then sells a call option on the same underlying security to generate income. Each time the Fund writes a call option on a Bitcoin ETP, the Fund receives a payment of money from the investor who buys the call option from the Fund, which is called the premium. If the Fund's value declines because of a decline in the value of a reference asset, the premium that the Fund received for writing the call option on a Bitcoin ETP offsets this loss to some extent.

The Fund’s synthetic exposure to the Bitcoin ETPs is achieved through the combination of purchasing call options and selling put options on the Bitcoin ETPs, generally at the same strike price. This approach synthetically creates the upside and downside participation in the price returns of the Bitcoin ETPs, without the direct purchase of the Bitcoin ETP. The Fund will primarily gain exposure to increases in value experienced by the Bitcoin ETPs through the purchase of call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in value experienced by the Bitcoin ETPs through the sale of put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to price returns of the Bitcoin ETPs both on the upside and downside.

In addition, the Fund will generate income by selling call options that reference the Bitcoin ETP at a strike price that is at-the- money or out-of-the-money. An at-the-money call option is a call option with a strike price that is equal to the spot price of the reference asset. An out-of-the-money call option is a call option with a strike price that is greater than the spot price of the reference asset. It is important to note that the sale of these call options to generate income will limit the Fund’s ability to participate in increases in value of the Bitcoin ETPs’ share price beyond a certain point. If the share price of the Bitcoin ETPs increases, the above-referenced synthetic long exposure would allow the Fund to experience similar percentage gains. However, if the Bitcoin ETPs’ share price appreciates in value beyond the strike price of one or more of the call option contracts that the Fund has sold to generate income, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to the Bitcoin ETPs and the sold Bitcoin ETPs call positions) will limit the Fund’s participation in gains of the Bitcoin ETPs’ share price beyond a certain point. The Fund intends to make periodic distribution payments.

The implications of the options utilized in implementing the synthetic covered call strategy are described in more detail here:

Purchased Call Option – When the Fund purchases a call option, the Fund pays an amount (“premium”) to acquire the right (but not the obligation) to buy shares of a reference asset at a specified exercise (“strike”) price on the expiration date. If the reference asset closes above the strike price as of the expiration date and the Fund exercises the call option, the Fund will be entitled to receive the difference between the value of the reference asset and the strike price. If the reference asset closes below the strike price as of the expiration date, the call option may end up worthless and the Fund’s loss is limited to the amount of premium it paid.

Sold Put Option – When the Fund sells a put option, the Fund receives a premium in exchange for an obligation to buy shares of a reference asset at a strike price on the expiration date if the buyer of the put option exercises it. If the reference asset closes below the strike price as of the expiration date and the buyer exercises the put option, the Fund will have to pay the difference between the value of the reference asset and the strike price. If the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the Fund retains the premium.

Sold Call Options – When the Fund sells a call option, the Fund receives a premium in exchange for an obligation to sell shares of a reference asset at a strike price on the expiration date if the buyer of the call option exercises it. If the reference asset closes above the strike price as of the expiration date and the buyer exercises the call option, the Fund will have to pay the difference between the value of the reference asset and the strike price. If the reference asset closes below the strike price as of the expiration date, the call option may end up worthless and the Fund retains the premium.

In implementing its investment strategy, the Fund may invest in traditional exchange-traded options contracts and/or FLexible EXchange® (“FLEX”) options that utilize the Bitcoin ETPs as the reference asset. In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option (in this case, Bitcoin ETPs) at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security (put). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and

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expiration date. In comparison, FLEX options allow investors to customize key contract terms, including expiration date, exercise style, exercise price, and expanded positions limits. Both traditional exchange-traded options and FLEX options are guaranteed for settlement by the Options Clearing Corporation (“OCC”). It is anticipated that the Fund may invest primarily in both traditional exchange-traded options and/or FLEX options.

In addition to the options contracts, the Fund will also invest in short-term U.S. Treasury securities and the Global X 1-3 Month T-Bill ETF (the “U.S. Treasury ETF”), a passively managed exchange-traded fund (“ETF”) and affiliate of the Fund. The Fund may also directly hold shares of the Bitcoin ETPs or U.S. exchanges-traded bitcoin futures contracts in effectuating its investment strategy. Bitcoin futures contracts will be standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”).

The Fund seeks to gain exposure to options on Spot Bitcoin ETFs, in whole or in part, through investments in a subsidiary organized in the Cayman Islands, namely the Global X Bitcoin Covered Call Subsidiary Limited (the “Global X Subsidiary”). The Global X Subsidiary is wholly-owned and controlled by the Fund. The Fund’s investment in the Global X Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the Global X Subsidiary is intended to provide the Fund with exposure to options on Spot Bitcoin ETFs while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s allocation determinations may be informed by a variety of criteria, including, but not limited to, liquidity, open interest/free float market capitalization, regulatory requirements, anticipated cost of carry, correlation to the price movements of bitcoin, other fundamental investment considerations and/or the then-current size of the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Global X Subsidiary.

The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Additional Information About Bitcoin Futures ETFs

The Bitcoin Futures ETFs seek to provide investment results that correspond to the performance of bitcoin by investing in bitcoin futures contracts through a wholly-owned Cayman subsidiary. These bitcoin futures contracts are standardized, cash-settled bitcoin futures traded on commodity exchanges registered with the CFTC. The Bitcoin Futures ETFs seek to invest in cash-settled, front-month bitcoin futures contracts, which are contracts with the shortest time to maturity. However, the Bitcoin Futures ETFs may also invest in back-month, cash-settled bitcoin futures contracts, which have a longer time to maturity.

In order to maintain their exposure to bitcoin futures contracts, the Bitcoin Futures ETFs must sell their futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Funds may sell the expiring bitcoin futures at a lower price and buy a longer-dated bitcoin futures at a higher price. The price difference between the expiring contract and longer-dated contract associated with rolling bitcoin futures is typically substantially higher than the price difference associated with rolling other futures contracts.

The Bitcoin Futures ETFs may also invest in debt securities, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds to provide liquidity, serve as margin or collateralize such Bitcoin Futures ETFs' investments in bitcoin futures contracts.

Due to the high margin requirements that are unique to bitcoin futures contracts and certain tests that must be met in order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), the Bitcoin Futures ETFs may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to bitcoin futures contracts. The Bitcoin Futures ETFs expect to gain exposure to bitcoin by investing in bitcoin futures contracts.

The Bitcoin Futures ETFs do not invest directly in bitcoin.

Additional Information about Spot Bitcoin ETFs

A Spot Bitcoin ETF seeks to provide investment results that correspond to the performance of bitcoin by holding the digital asset directly, rather than through derivatives or futures contracts. Spot Bitcoin ETFs offer investors transparent and operationally efficient access to bitcoin

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without the need to manage digital wallets, private keys, or custody solutions, which are typically required when directly accessing bitcoin through peer-to-peer transactions, digital asset platforms, or other means. However, investing in Spot Bitcoin ETFs carries certain risks, including bitcoin’s inherent price volatility, potential regulatory changes, and cybersecurity concerns.

Spot Bitcoin ETFs are typically structured as grantor trusts, where the trust holds bitcoin on behalf of its shareholders. This structure allows investors to directly benefit from changes in the value of the underlying bitcoin, as the trust is designed to pass through the economic risks and rewards of bitcoin ownership. Unlike traditional ETFs that may be registered under the Investment Company Act of 1940, Spot Bitcoin ETFs are not registered under the 1940 Act. As a result, they are not subject to the same regulatory requirements, protections, or governance standards applicable to funds registered under the 1940 Act. The Bitcoin ETFs are not a commodity pool for purposes of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act” or “CEA”), and the sponsors are not subject to regulation by the CFTC as a commodity pool operator or a commodity trading advisor with respect to the Bitcoin ETFs. Instead, these ETFs are governed by other applicable securities laws, which provide a tailored framework for disclosure and investor protection.

The holdings of a Spot Bitcoin ETF consist of bitcoin acquired from digital asset trading platforms or over-the-counter markets. These bitcoin assets are stored with institutional-grade custodians employing advanced security protocols, such as cold storage and multi-signature technology, to minimize the risks of theft or loss.

Additional Information about Options on Bitcoin ETF Indexes

Cboe Bitcoin U.S. ETF Index (CBTX) options are cash-settled, European style index options based on the Cboe Bitcoin U.S. ETF Index. Similarly, the Cboe Mini Bitcoin U.S. ETF Index (MBTX) options are cash-settled, European style index options based on the Cboe Mini Bitcoin U.S. ETF Index that are designed to be 1/10th the size of the standard CBTX options contract. The Cboe Bitcoin U.S. ETF Index is a modified market capitalization-weighted index that is designed to track the performance of a basket of Bitcoin ETFs listed on U.S. exchanges.

European style options cannot be exercised prior to their expiration date and are cash settled. Since European style options can only be exercised at their expiration, they do not carry any risk of early assignment. American style options are physically settled and have early assignment risk as they can be exercised at any time prior to their expiration date. In the case of an American style call option, the underlying asset is transferred from the seller of the call to the buyer of the call when it is exercised. In the case of an American style put option, the underlying asset is transferred from the buyer of the put to the seller of the put when it is exercised.

Additional Information about Bitcoin

Bitcoin is a digital asset of which the ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows an agreed upon set of rules and procedures. This network is referred to as the "Bitcoin network," and the rules and procedures governing the Bitcoin network are commonly referred to as the "Bitcoin protocol." The Bitcoin network allows people to exchange tokens of value, called bitcoin, which are recorded on a public transaction ledger known as the “Bitcoin blockchain.” Bitcoin can be used to pay for goods and services, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. Although nascent in use, bitcoin may be used as a medium of exchange, unit of account or store of value. The value of bitcoin, like the value of other digital assets, is not backed by any government, corporation or other identified body. Ownership and the ability to transfer or take other actions with respect to bitcoin is protected through the Bitcoin protocol, which allows bitcoin to be sent to a publicly available address that is generated from a private numerical key, but which prevents anyone other than the holder of such private numerical key from accessing the bitcoin associated with the publicly available address. The supply of bitcoin is constrained or formulated by its protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol and (3) users who choose what Bitcoin software to run. Bitcoin was released in 2009 and, as a result, there is little data on its long-term investment potential. Bitcoin is not backed by a government-issued legal tender. Bitcoin is “stored” or reflected on a blockchain. A blockchain is a distributed, digital ledger that records and stores transaction data of digital assets in units called “blocks.” The Fund will not invest in bitcoin directly.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its

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affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund section of this Prospectus and in the Statement of Additional Information ("SAI").

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Bitcoin Futures Risk: A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. The risks of futures contracts include but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. Trading in the cash bitcoin market remains difficult as compared to more traditional cash markets, and in particular short selling bitcoin remains challenging and costly. As a result of these features of the bitcoin cash market, market makers and arbitrageurs may not be as willing to participate in the bitcoin futures market as they are in other futures markets. Each of these factors may increase the likelihood that the price of bitcoin futures will be volatile and/or will deviate from the price of bitcoin. Bitcoin futures may experience significant price volatility. Exchange-specified collateral for bitcoin futures is substantially higher than for most other futures contracts, and collateral may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, futures commission merchants (FCMs) may require collateral beyond the exchange’s minimum requirement. FCMs may also restrict trading activity in bitcoin futures by imposing position limits, prohibiting selling short the future or prohibiting trades where the executing broker places a trade on behalf of another broker (so-called “give-up transactions”). Although the Bitcoin Futures ETFs will only take long positions in bitcoin futures, restrictions on the ability of certain market participants to take short bitcoin futures positions may ultimately constrain the Bitcoin Futures ETF’s ability to take long positions in bitcoin futures or may impact the price at which the Fund is able to take such positions. Bitcoin futures are subject to daily limits that may impede a market participant’s ability to exit a position during a period of high volatility. See “Derivatives Risk.”

Trading platforms where bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Bitcoin Futures ETF’s bitcoin futures) have experienced technical and operational issues, making bitcoin prices unavailable at times. During periods of high volatility for bitcoin prices, the prices at which bitcoin traded on various trading platforms have diverged, and some digital asset trading platforms have experienced issues relating to account access and trade execution during such periods. The cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing, volatility and liquidity of the futures contracts. In addition, if settlement prices for bitcoin futures are unavailable (which may occur following a trading suspension imposed by the exchange due to large price movements or following a fork of Bitcoin, or for other reasons) or the Bitcoin Futures ETF’s Adviser determines such settlement prices are unreliable, the fair value of the Bitcoin Futures ETF’s bitcoin futures may be determined by reference, in whole or in part, to the cash market in bitcoin. See “Valuation Risk”. These circumstances may be more likely to occur with respect to bitcoin futures than with respect to futures on more traditional assets.

Additionally, because the Bitcoin Futures ETFs do not intend to invest in bitcoin directly, it intends to only invest in cash-settled bitcoin futures. This means that if the market for bitcoin futures grows towards favoring physically-settled instruments (meaning futures contracts that are settled by the actual delivery of bitcoin in exchange for payment by the purchaser of the futures price agreed to at the outset of the contract), the Bitcoin Futures ETFs will likely not benefit from this market growth. There is no way to predict whether additional new offerings of bitcoin futures will be cash-settled or physically-settled.

The price for bitcoin futures is based on a number of factors, including the supply of and the demand for bitcoin futures. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for bitcoin futures. In the past, increased demand paired with supply constraints and other factors have caused bitcoin futures to trade at a significant premium to the “spot” price of bitcoin. Additional demand, including demand resulting from the purchase, or anticipated purchase, of futures contracts by the Bitcoin Futures ETFs or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or how long such conditions will continue. To the extent the Bitcoin Futures ETFs purchases bitcoin futures at a premium and the premium declines, the value of an investment in the Bitcoin Futures ETFs also should be expected to decline.

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Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Bitcoin Futures ETFs may sell the expiring bitcoin futures at a lower price and buy a longer-dated bitcoin futures at a higher price. The price difference between the expiring contract and longer-dated contract associated with rolling bitcoin futures is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin futures have historically experienced extended periods of contango. Contango in the bitcoin futures market may have a significant adverse impact on the performance of the Bitcoin Futures ETFs and may cause bitcoin futures to underperform spot bitcoin. Additionally, because of the frequency with which the Bitcoin Futures ETFs may roll futures contracts, the impact of contango or backwardation on Bitcoin Futures ETFs performance may be greater than it would have been if the Bitcoin Futures ETFs rolled bitcoin futures less frequently.

Derivatives Risk: The Bitcoin Futures ETFs will gain exposure to bitcoin indirectly by investing in bitcoin futures, a type of derivative instrument. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Bitcoin Futures ETFs. In addition, the prices of the derivative instruments and the price of bitcoin may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in the value of the Bitcoin Futures ETFs and its related derivatives, may not correlate perfectly with the relevant reference asset, bitcoin. Derivatives are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets.

ETF Investment Risk: With respect to underlying ETFs that seek to track an underlying index, while the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in the underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of an underlying ETF's shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. To the extent an underlying ETF tracks an index, it may experience tracking error in relation to the index. In addition, an underlying ETF's shares may trade at a premium or discount to NAV. Underlying ETFs in which the Fund invests may be non-diversified under the 1940 Act. This means that there is no restriction under the 1940 Act on how much the Underlying ETF may invest in the securities of a single issuer. Therefore, the value of the Underlying ETF’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

In addition, investments in the securities of underlying ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of the underlying ETFs, which could result in greater expenses to the Fund. By investing in an underlying ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the underlying ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.

If an underlying ETF fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. Additionally, some ETFs are not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline. In addition, uncertainty in regard to the U.S. debt ceiling may increase the volatility in U.S. Treasury obligations and can heighten the potential for a credit rating downgrade, which could have an adverse effect on the value of the Fund’s U.S. Treasury obligations.

Bitcoin Derivatives Counterparty Risk: Transactions in some types of derivatives, such as options on Bitcoin Futures ETFs, are required to be centrally cleared. In transactions involving cleared derivatives, the Fund’s counterparty will be a clearing house. As only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund must hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments to and from a clearing house (including margin payments) through their accounts at clearing members. Customer funds held at a clearing house in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy other clients’ losses.

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Also, in the event of a clearing member’s bankruptcy, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which increases the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Bitcoin Derivatives Liquidity Risk: The market for options on Bitcoin ETPs is still developing and may be subject to periods of illiquidity which may lead to difficulty in buying or selling a position at a desired price. Additionally, periods of increased volatility and market disruptions can make it difficult to find a counterparty willing to transact at a reasonable price and size. Illiquid markets may cause significant losses. Also, the large size of the positions which the Fund may engage in increases the difficulty of liquidation and potentially increases the risk of losses. These larger positions may also impact the price of options on Bitcoin ETPs.

Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to options contracts on Bitcoin ETPs. If the Fund is unable to achieve such exposure, it may not be able to meet its investment objectives and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so.

Additionally, the bitcoin futures contracts themselves are also subject to liquidity risk. The market for bitcoin futures contracts is less developed, and potentially less liquid and more volatile, than more established futures markets. There can also be no guarantee that the growth in the bitcoin futures market will continue.

Bitcoin Futures Capacity Risk: Disruptions to the bitcoin futures markets, such as illiquidity, position limits, accountability levels, or other limitations imposed by the Bitcoin Futures ETF’s futures commission merchants (“FCMs”) as a result of margin requirements, set by the listing exchange, or the CFTC, may hamper the Bitcoin Futures ETF’s ability to gain exposure to bitcoin futures contracts, which may result in the Bitcoin Futures ETF’s inability to achieve its investment objective and may experience significant losses. Any disruption to the Bitcoin Futures ETF’s exposure to bitcoin futures contracts will also cause the Fund’s performance to deviate from the performance of bitcoin. Additionally, the ability of the Bitcoin Futures ETFs to obtain exposure to bitcoin futures contracts is limited by the tax rules that limit the amount the Bitcoin Futures ETFs can invest in their wholly owned subsidiary at the end of each tax quarter.

Bitcoin Risk: Bitcoin is a relatively new asset with a limited history. It is subject to unique and substantial risks, and historically has been a highly speculative asset and has experienced significant price volatility. While the Fund will not invest directly in bitcoin, the value of the Bitcoin ETP's investments in bitcoin futures and bitcoin is subject to fluctuations in the value of the bitcoin, which may be highly volatile.

The value of bitcoin is determined by supply and demand in the global market, which consists primarily of transactions of bitcoin on electronic trading platforms (“Digital Asset Trading Platforms”). Pricing on Digital Asset Trading Platforms could drop precipitously for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, a flaw or operational issue in the bitcoin network, or users preferring competing digital assets and cryptocurrencies. The further development of bitcoin as an asset and the growing acceptance and use of bitcoin in the marketplace are subject to a variety of factors that are difficult to evaluate. Currently, there is relatively limited use of bitcoin in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion, or a contraction in the use of bitcoin, may result in increased volatility in its value. Legal or regulatory changes may negatively impact the operation of bitcoin’s network or protocols or restrict the ability to use bitcoin. Additionally, bitcoin transactions are irrevocable and stolen or incorrectly transferred bitcoin may be irretrievable. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin futures, the Bitcoin ETPs and its related derivatives, and the Fund.

Bitcoin also is subject to the risk of fraud, theft and manipulation, as well as security failures and operational or other problems that impact bitcoin trading venues. Unlike the exchanges utilized by traditional assets, such as equity and bond securities, Digital Asset Trading Platforms are largely unregulated. As a result, individuals or groups may engage in fraud and investors in bitcoin may be more exposed to the risk of theft and market manipulation than when investing in more traditional asset classes. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses, which could ultimately impact bitcoin utilization, the price of bitcoin and the value of Fund investments with indirect exposure to bitcoin. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders, who may have the ability to manipulate the price of bitcoin. In addition, Digital Asset Trading Platforms are subject to the risk of cybersecurity threats and in the past have been breached, resulting in the theft and/

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or loss of digital assets, including bitcoin. A risk also exists with respect to malicious actors or previously unknown vulnerabilities in the network or its protocols, which may adversely affect the value of bitcoin.

Shares of some Bitcoin ETPs may trade at a premium or discount to the net asset value of the Bitcoin ETPs' underlying asset. For more detailed information on the risks related to bitcoin, see “A Further Discussion of Principal Risks – Bitcoin Risk”.

Bitcoin Regulatory Risk: The regulation of digital assets and related products and services is new and continues to evolve in both U.S. and foreign jurisdictions. As bitcoin and digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset trading platform market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the bitcoin and therefore the Fund’s indirect bitcoin exposure.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. Additionally, to the extent that brokerage or other costs are costs or taxable gains or losses that the Fund might not offset by transaction fees, such costs may be borne by the Fund and result in a decrease in the value of the Fund.

Covered Call Option Writing Risk: By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the Bitcoin ETP above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Bitcoin ETP. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may impact the Fund's ability to generate income.

FLEX Options Risk: The Fund may utilize FLEX options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable to, or unwilling to, perform their obligations under the contracts. In the unlikely event that the OCC cannot meet their obligations, the Fund could suffer significant losses. Additionally, FLEX options may be more illiquid than other securities, including traditional options. To the extent that the FLEX options may not be expected to experience regular trading, the FLEX options held by the Fund may be valued based on a price quotation or other equivalent indication of value supplied by a pricing service, rather than based on a price last traded on an exchange. In less liquid markets for FLEX options, the Fund may have difficulty entering into or closing out certain positions at designated times and/or prices, including in connection with the options roll process. With the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s net asset value (“NAV”) and, in turn the share price of the Fund, could suffer significant losses. The Fund may experience substantial downside from specific FLEX option positions, and some may expire worthless. As a FLEX option approaches the predetermined expiration date, its value typically moves in parallel with the value of the Bitcoin ETP. However, prior to such date, the value of the FLEX options may not increase or decrease at the same rate as the Bitcoin ETP’s share price on a day-to-day basis. The value of the underlying FLEX options will be affected by many market factors, such as changes in the Bitcoin ETP’s share price, interest rates, the volatility of the Bitcoin ETP, and the remaining time to until the FLEX options expire.

Focus Risk: The Fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are focused in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Fork and Air Drop Risk: When Bitcoin experiences a fork or an air drop, a holder of bitcoin typically will receive an additional digital asset or will be entitled to claim an additional digital asset. These additional digital assets may have significant value, and the value of bitcoin may decline significantly following a fork or air drop. Because the Fund and the Bitcoin Futures ETFs do not hold bitcoin directly, they will not be entitled to participate in any fork or air drop, but they will be adversely impacted by any resulting decline in the price of bitcoin due to the Bitcoin Futures ETF’s holdings of bitcoin futures. Some futures exchanges may in the future publish mechanisms intended to compensate holders of bitcoin futures for the loss in value following certain forks that meet specified criteria, there can be no assurance that these

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mechanisms will adequately compensate the Fund or the Bitcoin Futures ETFs for the full loss of value or that any particular fork will meet the criteria for an adjustment. In particular, there is substantial uncertainty as to how these adjustment mechanisms will be implemented by the exchanges in practice, both in terms of what forks and air drops will trigger an adjustment, and whether a holder of bitcoin futures will receive a cash adjustment or an additional futures contract linked to the new digital asset. Because of the uncertainty around these adjustment mechanisms, it is also possible that a significant fork of Bitcoin could lead to extended trading halts for the bitcoin futures held by the Bitcoin Futures ETF, which could lead to significant liquidity and valuation risks for the Bitcoin Futures ETFs and its relative derivatives as well as the Fund. It is possible that a fork of Bitcoin could substantially reduce the value of the bitcoin futures held by the Bitcoin Futures ETFs.

Spot Bitcoin ETFs may be eligible to receive an additional digital asset or will be entitled to claim an additional asset due to a fork or an air drop. This right to receive any such benefit as an “Incidental Right” and any such virtual currency (other than bitcoin) acquired through an Incidental Right is referred to as an “IR Virtual Currency”. However, the ability for Spot Bitcoin ETF shareholders to receive these claims is subject to each fund’s IR Virtual Currency policy. If the Spot Bitcoin ETF’s policy is to abandon the claims associated with such events, shareholders will not receive the benefits of any Incidental Rights and any IR Virtual Currency. Any inability to recognize the economic benefit of a hard fork or airdrop could adversely affect the value of the Spot Bitcoin ETFs and the Fund due to the use of options on Spot Bitcoin ETFs. The creation of a fork may result in significant and unexpected declines in the value of bitcoin, bitcoin futures, and the Fund.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in the United States: A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. The Fund may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issues may expose the Fund to the market volatility of that specific security or issuer if the security performs worse than the market as a whole, which could adversely affect the Fund’s performance.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Beginning in early 2025, the U.S. government’s threats to impose tariffs on goods from Mexico and Canada has heightened tension among trading partners. Further, in response to the U.S. government’s announcement of tariffs on goods from China, the Chinese government has countered with tariffs on U.S. goods, marking the beginning of a potential trade war between the countries. Tariffs on imported goods may increase the cost of certain products and household items, which may in turn dampen consumer spending and result in decreased confidence in the markets. The possibility of additional tariffs being imposed or the outbreak of a trade war may further adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. This increases the risk that monetary policy may provide less support should economic growth slow. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk: The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

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Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Options Premium Tax Risk: The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20% plus the 3.8% Medicare tax. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by Fund shareholders may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Qualifying Income Risk: The Fund expects to obtain exposure to bitcoin through traditional exchange-traded options and/or FLEX options contracts that reference one or more Bitcoin ETPs that invest principally in listed bitcoin futures contracts or bitcoin as its primary underlying asset. The Fund intends to invest in such options, in whole or in part, indirectly through the Global X Subsidiary. In order for the Fund to qualify as a RIC, the Fund must, amongst other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from qualifying income. Income from listed bitcoin futures contracts in which the Bitcoin Futures ETFs invests directly as well as income from options on Bitcoin ETPs may not be considered qualifying income. The Fund and the Bitcoin Futures ETFs will seek to limit such income so as to qualify as a RIC. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's Shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and

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fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Risk of Investing in Bitcoin Futures Contracts: A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. The risks of futures contracts include but are not limited to: (1) the success of the Bitcoin Futures ETF's ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

Subsidiary Investment Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Fund, the Global X Subsidiary, the Bitcoin Futures ETFs and its wholly-owned Cayman subsidiary are organized, respectively, could result in the inability of the Global X Subsidiary and the Bitcoin Futures ETFs to operate as intended and could negatively affect the Fund and the Bitcoin Futures ETFs and its shareholders. The Global X Subsidiary and the Bitcoin Futures ETF’s Cayman subsidiary are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act.

Tax Risk: The Fund intends to qualify as a “regulated investment company” or “RIC”. The Fund expects to obtain exposure to bitcoin through traditional exchange-traded options and/or FLEX options contracts that reference one or more Bitcoin ETPs that invest principally in listed bitcoin futures contracts or bitcoin as its primary underlying asset. The Fund intends to invest in such options, in whole or in part, indirectly through the Global X Subsidiary. In order for the Fund to qualify as a RIC, the Fund must, amongst other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from qualifying income. Income from options on Bitcoin ETPs which the Fund invests directly may not be considered qualifying income. The Fund will seek to limit such income so as to qualify as a RIC. In addition, the Fund will seek to ensure that the Global X Subsidiary will not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the Global X Subsidiary is intended to provide the Fund with exposure to options on Bitcoin ETPs while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when Shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as bitcoin futures, that trade in thin or volatile markets or that are valued using a fair value methodology (such as during trading halts). Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a benchmark index. The Fund’s performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

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Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Vanessa Yang, CFA; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To, Xie and Lu and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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